POWER OF ATTORNEY

     The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ THOMAS J. BARRACK
                                         ---------------------------------------
                                                      (Signature)



                                         Name:  Thomas J. Barrack



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ GORDON M. BETHUNE
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  Gordon M. Bethune



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ DAVID BONDERMAN
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  David Bonderman



                               Dated and effective as of January 28, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ KIRBYJON H. CALDWELL
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  Kirbyjon H. Caldwell



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ PATRICK FOLEY
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  Patrick Foley



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ KAREN HASTIE WILLIAMS
                                         ---------------------------------------
                                                      (Signature)



                                         Name:  Karen Hastie Williams



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ LAWRENCE W. KELLNER
                                         ---------------------------------------
                                                      (Signature)



                                         Name:  Lawrence W. Kellner



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ DOUGLAS H. MCCORKINDALE
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  Douglas H. McCorkindale



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ GEORGE G.C. PARKER
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  George G.C. Parker



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ RICHARD W. POGUE
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  Richard W. Pogue



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ WILLIAM S. PRICE
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  William S. Price



                               Dated and effective as of January 27, 2003

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to an exchange offer for the Company's Floating Rate Secured Notes due 2007 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         /S/ CHARLES A. YAMARONE
                                         ---------------------------------------
                                                      (Signature)




                                         Name:  Charles A. Yamarone



                               Dated and effective as of January 27, 2003